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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 30, 1998




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




         TEXAS                            0-22403             75-2441557
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)


        275 W. PRINCETON DRIVE
             PRINCETON, TEXAS                                     75407
(Address of Principal Executive Offices)                        (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On May 30, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Graham Pharmacy and Home Health Center, Inc. d/b/a Graham Pharmacy and El Pueblo Medical Supply, a New Mexico corporation (the "Store"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with J. Chris Gallegos, the Company's sole shareholder.

     Prior to this transaction, no material relationships existed between the Store and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $450,000 cash payable at closing; (ii) a promissory note in the amount of $500,392.50 payable over 60 months in equal monthly installments and bearing interest at 8% per annum; and (iii) 8,382 shares of the Registrant's common stock, par value $.01 per share.

     The Registrant intends to continue the Store's operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid New Mexico license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.    Name of Exhibit
          -----------    ---------------
          2              Purchase Agreement dated May 6, 1998 by and between
                         Graham Pharmacy and Home Health Center, Inc. d/b/a
                         Graham Pharmacy and El Pueblo Medical Supply, a New
                         Mexico corporation, and HORIZON Pharmacies, Inc.
                         Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            REGISTRANT:

                                            HORIZON PHARMACIES, INC.


Date: June 15, 1998                         By:  /s/ Ricky D. McCord
                                               --------------------------------
                                                 Ricky D. McCord, President



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